UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2017

AG ACQUISITION GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55785	82-0776144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Clematis Street, Suite 217 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 341-2684

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K filed by the registrant on October 26, 2017 (the “Original Form 8-K”). This Form 8-K/A is being filed solely to correct a typographical error in the dollar amount cited in the first bullet point under the fifth paragraph of Item 1.01 of the Original Form 8-K, and in Sections 6.01(h) and 6.02(f) of Exhibit 2.1 to the Original Form 8-K. This Form 8-K/A amends and restates in its entirety Item 1.01 of the Original Form 8-K. Other than the correction to that dollar amount, the remainder of the Original Form 8-K remains unchanged.

Item 1.01.	Entry into a Material Definitive Agreement.

On October 23, 2017, AG Acquisition Group, Inc. (the “Company”) entered into a Merger Agreement (the “Merger Agreement”) with AG-GT Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), Global Technology Resources, Inc. (“GTRI”), Gregory Byles, as representative of the shareholders of GTRI (each, a “GTRI Shareholder” and collectively, the “GTRI Shareholders”) and the GTRI Shareholders, pursuant to which the parties have agreed that Merger Sub will merge with and into GTRI, with GTRI being the surviving entity (the “Merger”). For federal income tax purposes, the parties to the Merger Agreement intend that the Merger will qualify as a “reorganization” within the meaning of the Internal Revenue Code of 1986, as amended.

Subject to satisfaction or waiver of certain conditions set forth in the Merger Agreement, at the closing, the Merger will be consummated by filing a statement of merger with the Secretary of State of Colorado and by making all other filing or recordings required under the Colorado Business Corporations Act and the Colorado Corporations and Associations Act in connection with the Merger. The Merger will become effective when the statement of merger is filed with the Secretary of State of Colorado, or at such other time as the parties agree, which shall be specified in the statement of merger.

In the Merger, the Shareholders will receive aggregate consideration of $22,162,868 from the Company, subject to adjustment as set forth in the Merger Agreement, which will be comprised of the following:

(a)	$2,000,000 payable in cash in two tranches as follows:

(i)	$1,000,000 to be paid at the closing; and

(ii)	$1,000,000 to be paid on or before February 1, 2018; and

(b)	3,360,478 shares of Company common stock, which shares will have an aggregate fair market value of $20,162,868 as of the date of the closing.

The Merger Agreement includes customary representations, warranties and covenants by the respective parties. The Company has agreed to operate its business in the ordinary course of business and is subject to customary operating restrictions, until the earlier of the termination of the Merger Agreement or the consummation of the Merger as more fully set forth in the Merger Agreement. The Company has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company, subject to certain exceptions for the Company in connection with the exercise of the fiduciary duties of the Board of Directors of the Company. The Merger Agreement includes certain termination provisions for both the Company and GTRI and provides that, in connection with the termination of the Merger Agreement under certain specified circumstances, the Company may be required to pay an amount equal to GTRI’s, the GTRI Shareholders’ and the GTRI Shareholders’ representative’s reasonable out of pocket costs incurred with respect to the transactions contemplated by the Merger Agreement, subject to a maximum payment of $200,000.

Consummation of the Merger is subject to various customary conditions, each as more fully described in the Merger Agreement. In addition to customary closing conditions, the Closing is conditioned upon:

●	Receipt by the Company of not less than $3,500,003.50 from a private placement of no more than 2,000,000 shares of the Company’s Series A convertible preferred stock;

●	Entry into an agreed-upon form of employment agreement with each of Gregory Byles, Glenn Smith and John Vasquez;

●	Entry into an agreed-upon form of lock-up agreement with each GTRI Shareholder and each shareholder of the Company (each, a “Company Shareholder”), pursuant to which each GTRI Shareholder and each Company Shareholder agrees that each such GTRI Shareholder and each such Company Shareholder shall not, for a period of 12 months, offer for sale, sell, pledge or otherwise dispose of any shares of the Company or any other securities convertible into or exercisable or exchangeable for shares of the Company, enter into any swap or other similar transaction or publicly disclose the intention to do any of the foregoing;

●	Resignation of each of the current GTRI officers and directors;

●	Entry into option rollover agreements evidencing the rollover of GTRI options into options to acquire an aggregate of 119,881 shares of the Company’s common stock;

●	Redemption of 4,500,000 shares of Company common stock currently held by Leone Group, LLC;

●	Redemption of 4,500,000 shares of Company common stock currently held by American Capital Ventures, Inc.;

●	Election of Gregory Byles, Glenn Smith and John Vasquez as the Company’s directors by the current members of the Company’s board of directors, and resignation of the current members of the Company’s board of directors following such election, leaving Messrs. Byles, Smith and Vasquez as the sole directors of the Company;

●	Resignation of the current Company officers and election of new officers of the Company, GTRI and each entity as to which the Company or GTRI owns, directly or beneficially, a majority of the voting power; and

●	Sale of one share of Company Series B preferred stock, in consideration of $1.00 and the transactions contemplated by the Merger Agreement, to each of Gregory Byles, Glenn Smith and John Vasquez.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Merger Agreement by and among AG Acquisition Group, Inc., AG-GT Merger Sub, Inc., Global Technology Resources, Inc., Gregory Byles, as shareholders’ representative, and the Shareholders of Global Technology Resources, Inc. dated as of October 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG ACQUISITION GROUP, INC.

Date: October 30, 2017	By:	/s/ Laura Anthony
	Name:	Laura Anthony
	Title:	Chief Financial Officer